                                                                    EXHIBIT 10.5

                         AIRTOUCH ASSIGNMENT AGREEMENT
                         -----------------------------


     This Assignment Agreement (the "Agreement") is entered into as of December 14, 1994, by and between ESL Incorporated, a California corporation ("ESL"), and PhonePrint, Inc., a Delaware corporation ("PhonePrint"), with reference to the following facts:

     WHEREAS, ESL is a party to that certain Development and License Agreement by and between AirTouch Communications Incorporated, formerly known as PacTel Corporation ("AirTouch") and ESL dated as of October 4, 1993, as amended by First Amendment to the Development and License Agreement dated October 23, 1993 (collectively, the "AirTouch Agreement"), a copy of which is attached hereto as Exhibit A.
---------

     WHEREAS, ESL is willing to grant to PhonePrint and PhonePrint desires to acquire from ESL, all of ESL's rights and obligations under the AirTouch Agreement.

     NOW, THEREFORE, in consideration of the mutual terms, covenants and conditions set forth below, the parties hereto agree as follows:

     1.   ASSIGNMENT OF RIGHTS AND OBLIGATIONS.  ESL hereby assigns to
          ------------------------------------
PhonePrint, and PhonePrint hereby accepts, all of ESL's rights and obligations under the AirTouch Agreement. The parties agree that this instrument constitutes a present assignment of the AirTouch Agreement, but is subject to the continuing indemnification and other obligations contained in that certain Asset Purchase Agreement between the parties of even date herewith.

     2.   OWNERSHIP.  ESL represents and warrants that ESL is the sole and
          ---------
exclusive owner of all of such rights.

     3.   COVENANTS.  ESL covenants that ESL has full right to convey the rights
          ---------
herein assigned, and that ESL has not executed and will not execute any agreement in conflict herewith.

     4.   COUNTERPARTS.  This Agreement may be executed in one or more
          ------------
counterparts, each of which shall be deemed an original, but all of which shall constitute one in the same instrument.

     5.   GOVERNING LAW. This Agreement shall be governed by and construed under
          -------------
the internal laws of the State of California, without regard to any rules of conflicts of law applicable to agreements made and to be performed in such state by and among residents of such state.

     6.   FURTHER ASSURANCES.  Each of the parties hereto shall execute and
          ------------------
deliver all additional documents and shall do any and all acts and things reasonably required in connection with the performance of the obligations undertaken in the Agreement and to effectuate in good faith the intent of the parties.


                 [REMAINDER OF PAGE INTENTIONALLY LEFT BLANK]

     IN WITNESS WHEREOF, the parties hereto have caused this Agreement to be duly executed as of the day and year first above written.


PHONEPRINT, INC.,                 ESL INCORPORATED,
a Delaware corporation            a California corporation


By: /s/ illegible                 By: /s/ illegible
    -------------                     -------------------------
Title: Chairman                   Title: Senior Vice President
       ----------                        --------------------


                        [COUNTERPART SIGNATURE PAGE TO
                     ASSIGNMENT AND ASSUMPTION AGREEMENT]

                                   EXHIBIT A

                            AGREEMENT WITH AIRTOUCH
                            -----------------------

                       DEVELOPMENT AND LICENSE AGREEMENT


     This Development and License Agreement (the "Agreement") is made and effective as of the later date signed below (the "Effective Date") by and between ESL Incorporated, a California corporation and a TRW Company with offices located at 495 Java Drive, Sunnyvale, California 94088-3510 ("ESL"), and PacTel Corporation, a California corporation with offices located at 2999 Oak Road, Walnut Creek, California 94596 ("PacTel")

                                  WITNESSETH:

     WHEREAS, ESL wishes to develop, and PacTel wishes to have developed, the "Licensed Products," as that term is defined below; and

     WHEREAS, PacTel has expertise in cellular telephony, including      ***
        ***               , alpha and beta testing, field test facilities, and
FCC and regulatory requirements, such as experimental licenses; and

     WHEREAS, ESL has expertise in emitter recognition and identification
technology including, but not limited to,             ***        , developing
and maintaining a database of authorized and unauthorized emitter security patterns, emitter recognition, and enabling cellular systems to determine
whether to deliver services depending on certain             ***
levels; and

     WHEREAS, ESL intends to manufacture, have manufactured, use, market, sell and distribute the Licensed Products in accordance with the terms hereof; and

     WHEREAS, PacTel intends to provide business and technical development support to ESL in accordance with the terms hereof including, but not limited
to, ***                                                      ***
; and

     WHEREAS, each party intends to bear the costs associated with it own efforts in the development of the Licensed Products;

     NOW, THEREFORE, in consideration of the foregoing recitals and other good and valuable consideration, the parties hereby agree as follows:

                                   ARTICLE 1

                           Definitions and Priority
                           ----------- --- --------

     1.1  Definitions.  The following words and phrases will have the meanings
          ------------
set forth below:

*** Portions of this page have been omitted pursuant to a request for Confidential Treatment and filed separately with the commission.

          1.1.1  Agreement.  The term the "Agreement" means this Development and
                 ----------
License Agreement between ESL and PacTel, including the following Exhibits attached hereto, and any amendments thereto:

     Exhibit A: The                                                     ***
***                    .  As of the Effective Date, this exhibit is in  ***  and
the parties                                        ***                         .

     Exhibit B: Statement of Work, Milestones and Functional and Interface Specifications. As of the Effective Date, this
   ***                                       .

     Exhibit C: Nondisclosure Agreement, dated    ***                          .

          1.1.2  Develop or Development.  The term "develop" or "development,"
                 ------- -- ------------
as used herein, means engineering, design, layout, hardware and Licensed Software generation, prototyping, characterization, qualification, fabrication, testing, and preparation of data sheets and application notes.

          1.1.3  Licensed Products.   The term "Licensed Products" means the
                 -------- ---------
Cellular Fraud Prevention System to be developed hereunder, and any component parts thereof, developed in accordance with the functional and interface specifications set forth in Exhibit B hereto, and made under the Licensed Patents and the inventions described and claimed therein or by the use of Licensed Technical Information.

          1.1.4  Licensed Patents.   The term "Licensed Patents" means the
                 -----------------
United States Patents and patent applications and their corresponding foreign patents and patent applications relating to the Licensed Products, together with any continuations, divisions, reissues or foreign country counterparts thereof.

          1.1.5              ***              .  The term "                ***
                 -----------------------------
" means PacTel's           ***        containing                  ***
, as described in Exhibit A, that is used in the Licensed Products for the
***                 telephone usage, together with any           ***
and other intellectual property rights thereto.  The term "             ***
" does not include any subscriber information.

          1.1.6         ***       .  The term "        ***      " means the
                 -----------------
***             ***   and                      ***                  for the
scheduling and          ***          operations within the Licensed Products, as
described in Exhibit A, together with any                 ***        and other
intellectual property rights thereto.

          1.1.7               ***              .  The term "               ***
                 ------------------------------
" means the information, as described in Exhibit A, that is directly related to
the            ***         ***            and the production, manufacture, use,
operation, repair, maintenance, modification or reconstruction thereof, together
with any             ***           and other

*** Portions of this page have been omitted pursuant to a request for Confidential Treatment and filed separately with the commission.

intellectual property rights thereto. This includes, but is not limited to, information in the form of blueprints, drawings, plans, photographs, instructions, masks, Licensed Software and documentation.

          1.1.8  Gross Sales Price.  The term "Gross Sales Price" means the
                 ----- ----- ------
amount that is the price at which each Licensed Product is sold or delivered to the customer or user. In the event that the Gross Sales Price is less than the
***         , as a result of     ***   or          ***      under arrangements
with the customer or user, or in the event Licensed Products are    *** or
otherwise      ***   , then for purposes of this Agreement, the Gross Sales
Price shall be the sales price              ***
    ***              .

          1.1.9  Net Sales Price.  The term "Net Sales Price" means the Gross
                 --- ----- ------
Sales Price, net of expenses for transportation, shipping, insurance, boxing, handling or similar charges, taxes and duties, if any, and other costs incidental to shipment.

          1.1.10 Affiliate.  The term "Affiliate" means any corporation,
                 ----------
partnership or other business entity in which either party hereto owns or controls more than fifty percent (50%) of the voting stock or otherwise has more than fifty percent (50%) of the right to control the entity.

          1.1.11 Equity Partner.  The term "Equity Partner" means any
                 ------ --------
corporation, partnership or other business entity in which either party hereto owns or controls between five percent (5%) and fifty percent (50%) of the voting stock or otherwise has between five percent (5%) and fifty percent (50%) of the right to control the entity.

     1.2  Priority.  In the event of any inconsistency between the text of the
          ---------
Agreement and the provisions of any of the Exhibits, the text of the Agreement shall prevail.

                                   ARTICLE 2

                    Scope of Work, Cost Sharing and Payment
                    ----- -- ----- ---- ------- --- -------

     2.1  Development by PacTel.  PacTel will enhance its              ***
          ----------- -- -------
and           ***           and will perform such other tasks as are set forth
in Exhibit B. PacTel agrees to provide ESL with access to its spectrum and network to facilitate ESL's work on the Licensed Products. PacTel will be
responsible for                  ***           including, but not limited to,
***           and            ***       , in       ***      , for        ***   of
the Licensed Products, and in        ***      localities only, for       ***
release of the Licensed Products. PacTel will provide functional system specifications including operating and support requirements.

     2.2  Development by ESL.  ESL will develop an            ***           for
          ----------- -- ----
wireless subscriber systems and perform such other tasks to develop the Licensed Products as are set forth in Exhibit B.

*** Portions of this page have been omitted pursuant to a request for Confidential Treatment and filed separately with the commission.

     2.3  Commercialization by ESL.  ESL will commercialize the Licensed
          ----------------- -- ----
Products to meet the functional and interface specifications in Exhibit B, i.e.,
ESL will       ***                       ***                so that the Licensed
Products will be in manufacturable form for worldwide marketing, sales, distribution and support by ESL to end user customers.

     2.4  Cost Sharing.  Each party will bear its own costs associated with its
          ---- --------
respective development efforts described above.

     2.5    ***   Developments.  ESL will have the                    ***
          ------- -------------
***                               including, without limitation, any upgrades,
modifications, improvements, enhancements, derivatives or other changes to the Licensed Products. If ESL exercises such rights, it shall have a license in
accordance with     ***   and                                  ***
, as that term is defined herein.  In each instance, ESL will have a reasonable
amount of time to       ***
     ***                     its rights under this Section.

                                   ARTICLE 3

                                     Term
                                     ----

     The term of the Agreement will be five (5) years from the Effective Date, unless sooner terminated in accordance with Article 9 hereof. Unless a termination notice is given by either party hereto six (6) months prior to expiration of such five-year period, the Agreement shall be renewed automatically for one (1) year from the date of expiration of the said period under the same terms and conditions. Neither party will make any claims or demands against the other party for any damages, losses, expenses or costs, if any, incurred as a result of the expiration, termination without cause, or non-renewal of the Agreement.

                                   ARTICLE 4

                        Licenses Granted and Royalties
                        -------- ------- --- ---------

     4.1 License to ESL. Subject to the terms and conditions of this Agreement, PacTel hereby grants to ESL a worldwide, royalty-bearing, exclusive, nontransferable, nonsublicensable right and license under PacTel's Licensed Patents, Licensed Database Information and Licensed Technical
Information:

     (a) to make, have made, copy and/or use the Licensed Products, including the Licensed Database Information;

     (b) to sell the Licensed Products, including the Licensed Database Information; and

     (c) to provide support for the Licensed Products, including the Licensed Database Information.

*** Portions of this page have been omitted pursuant to a request for Confidential Treatment and filed separately with the commission.

     4.2  License to PacTel.  Subject to the terms and conditions of this
          ------- -- -------
Agreement, ESL hereby grants to PacTel a      ***    , non-exclusive, non-
transferable,       ***     right and license under ESL's         ***      to
copy and use the          ***      for PacTel's internal business purposes in
the United States only during the term of this Agreement.

     4.3  Royalties.  In consideration of the rights, licenses and benefits
          ----------
conferred upon ESL hereunder, during the term of this Agreement,  ***  will pay
to    ***  a       ***     in the amount of                    ***           of
the        ***      of all        ***
          ***                                  .   ***   will have no obligation
to pay                              ***                                    .  In
no event will more than                           ***                        .
Notwithstanding the foregoing,      ***   will be payable on any
***              , by a customer.  In order to maintain the
***           shall pay to                  ***                      ***
          ***                   during the                ***           and
***                    ***            thereafter,
***                              .  The first of such
***                      later than           ***     , and every       ***
thereafter during the term hereof.  Should  ***  fail to make such
***          , the                                    ***
    ***         shall retain only a                          ***
 .  The amounts of the        ***      and    ***  and
***                       at the end of the            ***      of this
Agreement.

     4.4  Accounting and Payment.  Within        ***       after every
          ---------- --- --------
anniversary date of the Agreement during the term hereof, from and after the date both parties agree that Licensed Products may be released for production,
***  will render to   ***  a certified check (or other form of payment
acceptable to    ***) in the amount of all      ***        *** on account of
activities of  ***  under the Agreement during the calendar year preceding the
year in which such   ***   is required to be made.  Further,   ***  will
transmit to *** , accompanying each such payment, an accurate, itemized statement (certified upon request) setting forth in sufficient detail for
verification, the basis upon which such   ***  is determined and made.  All
***   will be made to the order of   ***  in            ***        and will be
payable at    ***   address as set forth in Article 13.

     4.5  Records and Audit.   ***  will keep complete and accurate books and
          ------- --- ------
records, containing adequate details for the calculation of the amounts of all
***     from the  ***  to  ***   hereunder.  All such books and records will be
available for reasonable time periods during regular business hours, for a period of three (3) years following the end of the calendar year to which they
pertain, for inspection and audit by     ***   accountants or independent
auditors for the purpose of verifying all       ***       submitted by ***.  The
obligations of *** under this Article 4 will survive any termination or expiration of the Agreement.

*** Portions of this page have been omitted pursuant to a request for Confidential Treatment and filed separately with the commission.

     4.6  Product Marketing.
          ------- ----------

     (a) ESL will at all times have the sole discretion to set and determine all terms and conditions of sale of all Licensed Products, including price, position, distribution channels and name (including ESL trademarks, trade names or logos). ESL will be responsible for distribution of the Licensed Products in its sole discretion.

     (b) ESL will at all times have the sole discretion to develop and approve marketing materials and activities for, the Licensed Products. Further, ESL will at all times during the term of the Agreement be responsible for manufacturing, assembling and distributing the components that comprise the Licensed Products.

     (c) PacTel has adopted and owns certain trademarks and service marks used in identifying and marketing PacTel technology, products and services, logos, trade names and related acronyms and the like, whether or not registered (the "PacTel Trademarks"). ESL recognizes and consents for all purposes that the PacTel Trademarks constitute the exclusive property of PacTel and cannot be used by ESL pursuant to this license, except as specified in the Agreement, nor will ESL use any confusing similar trademark, logo, trade name or the like. PacTel hereby grants to ESL the non-exclusive right to use the following statement in
the marketing of the Licensed Products: "            ***

     ***             ."  Nothing contained in the Agreement will be construed as conferring any additional rights upon ESL to use in advertising, publicity or other promotional activities any PacTel Trademark, other than specifically set forth in the preceding sentence, unless PacTel grants to ESL its prior express written consent. ESL will use the PacTel trade name with such words qualifying or identifying the relationship of PacTel and ESL as PacTel, from time to time, may reasonably prescribe. PacTel will have the sole right, but not the obligation, to register and enforce the PacTel Trademarks and other marks it adopts, acquires or uses in the United States or in any foreign country and all rights generated by use of same by ESL will inure directly to the benefit of PacTel.

     (d) The parties will mutually plan and agree upon the contents, form and manner of publicity with respect to the Licensed Products and will not respond to inquiries from members of the public media, if such inquiries concern the contents of the Agreement and details of the transactions contemplated by the Agreement. In no event will the parties act unilaterally with regard to such disclosures, unless otherwise required to by law.

     (e)  PacTel will provide to ESL          ***       ,    ***  , and such
additional information that ESL may require in order to promote the Licensed
Products.  In addition, PacTel will       ***       for Licensed Product     ***
on           ***        .

     (f) ESL reserves the right to ESL-developed trademarks, trade names, logos and related acronyms and the like, whether or not registered, to identify the Licensed Products or other ESL developed technology, products and services, so long as such trademarks, etc., are not confusingly similar to the PacTel Trademarks.

*** Portions of this page have been omitted pursuant to a request for Confidential Treatment and filed separately with the commission.

                                   ARTICLE 5

               Ownership of Inventions and Technical Information
               --------- -- ---------- --- --------- -----------

     5.1  Patent Applications.  Each party agrees to notify the other party
          ------ -------------
within ninety (90) days following the filing of a patent application with respect to any invention relating to the Licensed Products first reduced to practice during the term of the Agreement.

     5.2  PacTel Inventions.  All inventions developed conceived or first
          ------ -----------
reduced to practice, as those terms are used before the U.S. Patent and.Trademark Office, by statute and under common law, solely by PacTel personnel, will be the sole and exclusive property of PacTel. PacTel will retain any and all rights to file any patent applications thereon and such
inventions shall be subsumed under                  ***
  ***        above.

     5.3  ESL Inventions.  All inventions developed, conceived or first reduced
          --- -----------
to practice, as those terms are used before the U.S. Patent and Trademark Office, by statute and under common law, solely by ESL personnel, will be the sole and exclusive property of ESL. ESL will retain any and all rights to file
any patent applications thereon                                        ***
in      ***
with the                             ***
for the term of this Agreement.

     5.4  Joint Inventions.
          ----- -----------

     (a) Inventions developed, conceived or first reduced to practice, as those terms are used before the U.S. Patent and Trademark Office, by statute and under common law, jointly by the parties (the "Joint Inventions"), will be jointly owned by the parties, each party having an equal and undivided interest therein, without the duty to account to the other for any use made of such Joint Inventions. Notwithstanding the foregoing, neither party may use the Joint Inventions in any way which would harm the other's ownership interest therein. The parties agree to mutually determine whether a patent application or applications will be filed on such Joint Inventions, the party which will prepare and file such application or applications, and the country or countries in which the same are to be filed. The patent expenses incurred will be divided equally between the parties.

     (b) If the parties are not able to mutually agree to file an application or applications on a Joint Invention, either one of the parties may elect to assume such expenses (the "Electing Party"). The Electing Party will control the preparation and prosecution of any such application and all rights in any patents granted thereon will belong exclusively to the Electing Party. The party declining to bear its share of the expenses of prosecuting or maintaining patents covering a Joint Invention (the "Declining Party") agrees to execute any and all forms, assignments or other documents to effect the foregoing; provided,
however, that the Declining Party will                   ***

*** Portions of this page have been omitted pursuant to a request for Confidential Treatment and filed separately with the commission.

                          ***
              ***                     ; provided further, however, that such
Declining Party will                                 ***

     ***           or the U.S. Government.  Neither party may, without the prior written consent of the other party (which consent may be withheld for any reason, in its sole and absolute discretion), assign or otherwise transfer its interest in any Joint Invention, except as expressly provided herein.

     5.5  Protection and Use of           ***            .
          ---------- --- --- -- ------------------------

     (a) Each party agrees it will not disclose (unless compelled to disclose by judicial or administrative process, or in the opinion of such party's counsel, by other requirement of law), use, or permit the use by others of such
other party's      *** *** ,   at any time during the Agreement, or at any time
thereafter, for a period of   ***     after the disclosure thereof. Without
limiting the foregoing, each party agrees to do the following with respect of
any such      *** : (i) instruct and require all of its employees and agents to maintain the confidentiality of such information; (ii) exercise either at least the same degree of care to safeguard the confidentiality of such information as that party exercises to safeguard the confidentiality of its own information of a similar type, or a reasonable degree of care, whichever is greater; and (iii) restrict disclosure of such information to those of its employees who have a need to know consistent with the purposes for which such information was disclosed. Each party further agrees not to remove or destroy any proprietary or confidential legends or markings placed upon documentation or other materials
which contain or set forth the        ***         of the other party.

     (b)  The party receiving                ***             will obtain the
written agreement of any permitted transferee or licenses to hold in confidence the information transferred to such transferee or licensee in accordance with terms no less restrictive than those set forth above.

     (c)  The receiving party may disclose the other party's              ***
to its employees, agents, suppliers and subcontractors to the extent that each such disclosure is reasonably necessary for manufacturing, using, selling, installing and/or servicing Licensed Products, or procuring goods and services required in connection therewith; provided, however, that the receiving party will take all desirable and necessary actions to preserve the confidentiality of such information including, but not limited to: (i) marking any documents or
other material containing any              ***
 ***     so disclosed to indicate that same contains proprietary data and
***
  ***     ; (ii) requiring each party to whom same is disclosed to sign a written agreement limiting the use thereof to authorized purposes, prohibiting the further reproduction or disclosure thereof and requiring the prompt return thereof when no longer needed; and (iii) providing that any reproduction, notes or summaries thereof, immediately upon the making thereof, will become the property of the disclosing party and will be delivered to the disclosing party
with, and upon the return of, the        ***            ***      .

*** Portions of this page have been omitted pursuant to a request for Confidential Treatment and filed separately with the commission.

     (d)  Each reproduction of any                 ***           , together with
each modification and revision thereof, made by or for the receiving party, will automatically become the property of the disclosing party, will be deemed the
disclosing party's    ***         ***     for all purposes hereunder and will be
clearly marked accordingly.

     (e)  Upon                       ***                  , the receiving party
will immediately discontinue the use of, and will promptly return to the
disclosing party or its designee, all               ***             , together
with copies thereof, in the possession or control of the receiving party, together with all written documentation and/or other materials containing
information relating to the                    ***         .  The receiving
party further agrees that it will not, for a period of       ***      after the
date of any termination or expiration of this Agreement, use or disclose to any
third party any of disclosing party's                  ***          , except
such information an the disclosing party has previously made generally available to the public.

                                   ARTICLE 6

        ***       ***    Support Services, Minimum Order
     --------- --------- ------- --------- ------- -----

     6.1                ***      .  ESL will sell the Licensed Products to
               ------------------
     PacTel      ***
     ***        .         ***     that the                     ***
to    *** and
        ***                      as                             ***
to its
       ***            of        ***      , for           ***       delivered
within     ***
   ***     calendar days before or        ***         after       ***    the
***       to             ***             .  Such                    ***
shall be     ***   by an additional                ***                for    ***
by            ***           , taking into account the fact that
***                  on    ***    by  ***   and        ***    .  In  ***     of
the      ***      of               ***           to the          ***
agrees to   ***      a                    ***              on               ***
by        ***      who were introduced to      ***     .  No      ***   will be
***  on any           ***             , but
   ***      by an       ***     .  Further, *** shall give        ***     to
***       by    ***  and/or its      ***  , and to the extent that
***                after
  ***   and its     ***    have         ***       ,  ***  may make a      ***
to  ***   for      ***   to      ***    to       ***      .  *** will have no
obligation to        ***        with   ***  and/or          ***  , if
***           to  ***  written request within five (5) business days after the date of such written request.  In addition to the foregoing,
   ***      shall have the          ***           to conduct all     ***    for
all new versions of the        ***        and/or the           ***         .

     6.2  Minimum Order.  PacTel shall place a minimum order for     ***
          ------- ------
Licensed Products by December 31, 1993, at a                    ***        of
***
        ***         ,         ***     in accordance with the terms of Section
6.1. It is understood that such Licensed Products will initially be installed by
December 31, 1993, for       ***       PacTel, and that upon             ***
of the finished Licensed Products, ESL shall    ***  such               ***
,             ***       versions no later than March 31, 1994.               ***
of the price is payable upon installation

*** Portions of this page have been omitted pursuant to a request for Confidential Treatment and filed separately with the commission.

and the balance of               ***         is due when such               ***
pass all acceptance criteria set forth in Exhibit B. Provided that such initial *** Licensed Products pass all acceptance criteria no later than March 31,
1994, PacTel shall place a follow-on order of            ***          Licensed
Products by March 31, 1994, at a      ***            ***        of
***           ,      ***        in accordance with the terms of Section 6.1
above.  Finished,              ***          of the Licensed Products shall be
installed                    ***                 no later than August 30, 1994

     6.3  Maintenance and Support.  ESL agrees to provide maintenance and
          ----------- --- --------
support, including all software upgrades and support, to PacTel and its
Affiliates     ***
               ***                        .

                                   ARTICLE 7

                                Indemnification
                                ---------------

     7.1  PacTel Indemnity.  PacTel shall, at its own expense, defend, or at its
          ------ ----------
option, settle any suit, claim or proceeding brought against ESL insofar as such suit or proceeding is based on a claim that PacTel does not have sufficient
right, title and interest in PacTel's                        ***
and/or    ***
     ***          (collectively "         ***         ") delivered to ESL under
this Agreement for the design, manufacture, use and sale of the Licensed Products or that such information constitutes a direct infringement of any United States trade secret, patent, trademark, copyright or any other proprietary right of any third party, and PacTel shall indemnify and hold ESL harmless against all costs, expenses and damages arising from such claim including, without limitation, reasonable attorneys' fees and shall pay all settlements and costs finally awarded therein against ESL, provided that PacTel is promptly informed and furnished a copy of each communication, notice or other action relating to the alleged infringement and is given all authority, information and assistance necessary to defend or settle such suit or proceeding.

     7.2  ESL Indemnity.  ESL shall, at its own expense, defend, or at its
          --- ----------
option, settle any suit, claim or proceeding brought against PacTel insofar as such suit or proceeding is based on a claim that
***
                ***                   (collectively "ESL Licensed Materials")
licensed to PacTel hereunder or that such information constitutes a
***                                           ***
of any third party, and ESL shall                                        ***
                   ***
       ***      PacTel, provided that              ***         and     ***   a
copy of each communication,             ***        relating to the           ***
and is   *** all     ***  , information and           ***        to
***               .

     7.3  PacTel Limitations on Indemnity.  PacTel shall not be obligated to
          ------ ----------- -- ----------
defend or be liable for costs and damages to the extent that infringement arises out of a

*** Portions of this page have been omitted pursuant to a request for Confidential Treatment and filed separately with the commission.

modification of the PacTel         ***        after delivery by PacTel, out of
combination of the PacTel         ***        with other goods or devices not
supplied by PacTel, or from other fault or action of ESL.

     7.4  ESL Limitations on Indemnity.  ESL shall not be obligated to defend or
          --- ----------- -- ----------
be liable for costs and damages to the extent that infringement arises out of compliance with PacTel's specifications, from a modification of the ESL Licensed Materials after delivery by ESL, out of combination of the ESL Licensed Materials with other goods or devices not supplied by ESL, or from other fault or action of PacTel.

                                   ARTICLE 8

                            Default and Termination
                            ------- --- -----------

     8.1  Default.  An event of default on the part of either party will exist
          --------
under the Agreement if:

     (a) Such party fails to perform any material obligation required to be performed by it under any provision of the Agreement within the time specified
in such provision, or if no time is specified, within    ***  after written
notice from the other party that such performance has become due.

     (b) Such party becomes insolvent, is unable to pay its debts as they become due, makes an assignment for the benefit of creditors, files a petition in any state insolvency proceeding or ceases to carry on its business; or

     (c) A receiver or liquidator is appointed for any of such party's properties or assets, or a petition is filed against such party in any state insolvency proceeding and such petition is not withdrawn within 30 days after such appointment or filing.

     8.2       ***       .  Subject to any other provisions hereof
          -----------------
***
the         ***        hereunder, if          ***       , as    ***  in this
*** , exists on the part of either party, then the       ***   may
***
        ***                        and may   ***  any other         ***
to     ***  .

     8.3  Mutual Termination.  The parties may mutually agree to terminate the
          ------ ------------
Agreement at any time.

                                   ARTICLE 9

                      Arbitration and Dispute Resolution
                      ----------- --- ------- ----------

     If a dispute arises between the parties relating to the interpretation or performance of the Agreement or the grounds for the termination thereof, the parties agree to meet to try to resolve the dispute. Such meeting will be attended by individuals with decision-making authority to attempt, in good faith, to negotiate a resolution of the

*** Portions of this page have been omitted pursuant to a request for Confidential Treatment and filed separately with the commission.

dispute prior to pursuing other available remedies. If, within thirty days after such a meeting, the parties have not succeeded in negotiating a resolution of the dispute, either party may request that such dispute be resolved through final and binding arbitration. Such arbitration will be conducted by three (3) arbitrators familiar with the wireless telecommunications industry and will be held in San Francisco, California, in accordance with the then-current Rules of Conciliation and Arbitration of the American Arbitration Association. Such arbitrators will be selected by mutual agreement of the parties, or failing such agreement, each party will select one arbitrator and the two selected arbitrators will usually agree upon the selection of a third arbitrator. The arbitrators will be bound to apply California law, and where applicable, federal statutory law. The parties will be afforded a reasonable period of time to conduct discovery prior to the arbitration. A court reporter will be present at all arbitration proceedings in order to transcribe them and such transcription will be the official record of such proceedings for purposes of any judicial enforcement or review proceeding. The arbitrators' decision will be binding on the parties and will specify the basis for any award and the types of damages awarded. The parties will bear the cost of such arbitration equally and the prevailing party in any such arbitration will be entitled to reasonable attorneys fees, in addition to any other award ordered by the arbitrators. The prevailing party in any judicial enforcement or review proceeding shall also be entitled to reasonable attorneys' fees and costs, in addition to any other award ordered by the court. If judicial enforcement is sought by either party, judgment may be entered in any court of competent jurisdiction. This Article shall survive any expiration or termination of the Agreement and shall continue to be enforceable in the event of the bankruptcy of a party.

                                  ARTICLE 10

                            Limitation of Liability
                            ---------- -- ---------

     Notwithstanding anything in the Agreement to the contrary, in no event will either party be liable to the other for loss of profits, or for any indirect, incidental, special or consequential damages arising from this Agreement, however caused, whether as a consequence of the negligence of the one party or otherwise; and the sole and exclusive liability and maximum liability of one party to the other hereunder, whether arising in warranty, contract, tort or
otherwise, shall not exceed $   *** .

                                  ARTICLE 11

                             Licenses and Permits
                             -------- --- -------

     PacTel, at its own expense, will obtain from the appropriate agencies or departments of the government all experimental licenses during product
development and                                            ***
  ***   the Licensed Products under this Agreement.  This obligation of PacTel
is limited to                                  ***
as more specifically set forth in Section 2.1 above.

*** Portions of this page have been omitted pursuant to a request for Confidential Treatment and filed separately with the commission.

                                  ARTICLE 12

                           Miscellaneous Provisions
                           ------------- ----------

     12.1 Any notice, demand, request, statement or other writing required or permitted by the Agreement, will be deemed to have been sufficiently given when personally delivered or mailed by certified or registered mail, postage prepaid, addressed as follows:

If to PacTel:       PacTel Corporation
                    390 No. Wiget Lane, Suite 200
                    Walnut Creek, California 94598
                    Attn:     ***    , Director
                    Technology Transfer

With a copy to:     PacTel Corporation
                    2999 Oak Road, MS 800
                    Walnut Creek, California 94596
                    Attn:  General Counsel

If to ESL:          ESL Incorporated, MS __/__
                    495 Java Drive
                    Sunnyvale, California 94088
                    Attn:      ***     , New Venture Manager

     12.2 The Agreement constitutes the entire agreement between the parties and supersedes all previous agreements and understandings relating to the subject hereof. The Agreement may not be altered, amended or modified, except by a written instrument signed by the duly authorized representatives of both parties.

     12.3 The Agreement may not be assigned to any third party, in whole or in part, by either party without the prior written consent of the other party. An assignment to Affiliate of either party will not be deemed a third party and will not require prior written consent from the other party.

     12.4 Failure or successive failures on the part of either party, its successors and assigns, to enforce any covenant or agreement herein, or any waiver or successive waivers on its or their part of any covenant or condition of the Agreement will not operate as a discharge of such covenant, agreement or condition, render the same invalid or impair the right of either party, its successors or assigns, to enforce the same.

     12.5 Headings included in the Agreement are for convenience only and are not to be used to interpret the Agreement between the parties.

     12.6 Any news release, including photographs, films, advertisements, publicity, public announcements or confirmation of same, to be released by either party concerning

*** Portions of this page have been omitted pursuant to a request for Confidential Treatment and filed separately with the commission.

the activities of the other party or on any part of the subject matter of the Agreement will be subject to the prior written approval of the other party. The parties further agree that news releases made by either party will recognize the participation and contributions of the other party. The nature of this relationship will remain confidential to both parties.

     12.7 No failure or omission on the part of either party to carry out or observe any of the terms or provisions of the Agreement will be deemed a breach of the Agreement, if same will arise or result from force majeure or from any cause reasonably beyond the control of PacTel or ESL. Should such delay occur, the date or dates of performance by the affected party will be extended for a period equal to the number of days during which performance is so delayed. The affected party will give the other party written notice of such delay within fifteen (15) working days after identification of the delay.

     12.8 Notwithstanding anything in the Agreement to the contrary, PacTel has no obligation under the Agreement to perform any act whatsoever which would violate the terms of the Modification of Final Judgment in U.S. v. Western
                                                           ---------------
Electric Co., 552 P. Supp. 131 (D.D.C. 1982) (the "MFJ").  Following written
------------
notice to ESL, PacTel may discontinue performance of any activity required herein or terminate the Agreement immediately, if in PacTel's sole opinion, such discontinuation or termination is necessary in order to comply with the MFJ. In the event that PacTel has determined that only certain activities, but not the entire Agreement, must be discontinued, ESL will have the option to continue or terminate the Agreement. In the event that ESL elects to continue the Agreement, the parties will mutually agree upon royalty or payment terms which will reasonably compensate ESL for PacTel's inability to perform certain of PacTel's obligations hereunder.

     12.9 Nothing in the Agreement will be construed to constitute ESL as the partner or agent of PacTel, nor will either party have any authority to bind the other. Each party will remain an independent contractor responsible only for its own actions.

     12.10 This Agreement has been entered into, will be governed by and construed in accordance with the substantive laws of the State of California applicable to agreements made and to be performed wholly within such jurisdiction.

     IN WITNESS WHEREOF, the parties hereto have caused the Agreement to be executed by their duly authorized representatives as of the Effective Date.


ESL INCORPORATED                   PACTEL CORPORATION
A TRW COMPANY

By:/s/ Arthur L. Money             By:/s/ C. Lee Cox
   --------------------               ---------------

Name:Arthur L. Money               Name:C. Lee Cox
     ------------------                 -------------

Title:President                    Title:President
      -----------------                  ------------

Date:01 October 1993               Date:10/4/93
     ------------------                 -------------

                                                                           DRAFT

                                 EXHIBIT A

PACTEL

   ***

             ***
             ***
             ***

Application No:


       ***

  ***      to provide input.


  ***

  N/A


       ***

       ***      to be provided includes:

 .      ***

 .      ***


                                      Work in Progress
                                      ***

*** Portions of this page have been omitted pursuant to a request for Confidential Treatment and filed separately with the commission.

                                   EXHIBIT A


ESL


   ***

*** has                ***                  under the   ***:

                                         ***



   ***

  ***   software is the         ***      software which will maintain database
information, apply          ***      of            ***           , and
***          .

                                      ***

*** Portions of this page have been omitted pursuant to a request for Confidential Treatment and filed separately with the commission.

                                 EXHIBIT B                                 DRAFT

STATEMENT OF WORK

PacTel

Regulatory

PacTel will apply for the          ***         , tariff modifications and
approvals necessary to                    ***                     the  ***
product within  ***  Markets.


Product Specifications

PacTel will translate its market requirements into a complete generic description of functionality, features, performance and compatibility characteristics. This will include installation, platform and market location considerations.

Procurement Requirements

PacTel will provide a description of the procurement procedures, methods and requirements within its organization.

Field Testing

PacTel will support technology, prototype and product evaluations by providing
ESL access to        ***          and ***. Evaluations shall
include, but not be limited to, the following:   ***

                                      ***

*** used for evaluation and deployment shall be selected by PacTel based on technical and business considerations. The *** will allow *** to test its product under various conditions including extreme *** and ***.

PacTel will assist with the definition of test requirements and conditions.
***         of the product will be based on the           ***             as
included herein.

                               Work In Progress

                                      ***

*** Portions of this page have been omitted pursuant to a request for Confidential Treatment and filed separately with the commission.

                                 EXHIBIT B                                 DRAFT

Operations Training and Support

PacTel will provide documentation specifications including a statement of requirements and objectives covering installation, maintenance, repair/replacement and operational procedures. PacTel will assist with development and implementation of a detailed plan addressing system integration, FOT training and ongoing vendor support.


     ***

PacTel will provide             ***       as described in Exhibit A.

                               Work in Progress

                                      ***

*** Portions of this page have been omitted pursuant to a request for Confidential Treatment and filed separately with the commission.

                                   EXHIBIT B



STATEMENT OF WORK

ESL



Product Development

ESL will design, develop, and test new technology developments, taking into
account PacTel's requirements, for the advancement of the                  ***
Product.


Field Testing & Evaluation

                             ***
     ***      will be performed at designated PacTel cell sites.  With PacTel assistance, ESL will generate the definition of the test requirements and
conditions for each test and    ***
 ***      of the product.          ***      of the product will be based upon
the    ***
  ***       as included herein.

Upon     ***    of the    ***   units, ESL will manufacture the quantity of
units being procured by PacTel to the agreed upon production configuration and functionality performance.


Operations Training & Support

ESL will generate product installation and FOT training documentation taking into consideration PacTel requirements for installation, maintenance, replacement/repair, and operational procedures.


     ***

ESL will      ***     with PacTel in                ***                of the
***
  *** .  This will include engineering and manufacturing consideration through
test and evaluation of the  *** and     ***   units.

                                      ***

*** Portions of this page have been omitted pursuant to a request for Confidential Treatment and filed separately with the commission.

                                   EXHIBIT B


Milestones

     .
     .
     .
     .
     .
     .        ***        ***
     .
     .
     .
     .
     .
     .

                                      ***

*** Portions of this page have been omitted pursuant to a request for Confidential Treatment and filed separately with the commission.

                                                       PAC(TM) TEL
                                                       Corporation
                                                       A Pacific Telesis Company
                               THE   *** SYSTEM
                        GENERIC PRODUCT SPECIFICATIONS


GENERAL EQUIPMENT SPECIFICATIONS

This section describes the physical and electrical specifications that are important to operation in a ***. Most *** are air conditioned and shielded. To work in most *** the following specifications are required. If more stringent, FCC Type Acceptance requirements shall apply.

----------------------------------------------------------------------------------------------------------
         ITEM                       SPECIFICATION                              COMMENTS
----------------------------------------------------------------------------------------------------------
         ***                              ***                                      ***
                                          ***                                      ***
----------------------------------------------------------------------------------------------------------
         ***                              ***                                      ***
                                                                                   ***
----------------------------------------------------------------------------------------------------------
         ***                              ***                                      ***
----------------------------------------------------------------------------------------------------------
         ***                              ***                                      ***
----------------------------------------------------------------------------------------------------------
         ***                              ***                            No performance degradation
----------------------------------------------------------------------------------------------------------
         ***                              ***                              Normal cell site power
----------------------------------------------------------------------------------------------------------
         ***                              ***                                      ***
----------------------------------------------------------------------------------------------------------
         ***                              ***
----------------------------------------------------------------------------------------------------------
         ***                              ***                             Check FCC specifications
----------------------------------------------------------------------------------------------------------

                               Work in Progress

                                      ***

*** Portions of this page have been omitted pursuant to a request for Confidential Treatment and filed separately with the commission.

                                                       PAC(TEL)
                                                       Corporation
                                                       A Pacific Telesis Company

                               THE   *** SYSTEM
                        GENERIC PRODUCT SPECIFICATIONS


*** (USING JAMMING)

Additional equipment is required to implement the *** function. This includes a *** that can be used to terminate in process calls as required. This equipment is controlled by the *** system.

------------------------------------------------------------------------------
       ITEM           SPECIFICATION                  COMMENTS
------------------------------------------------------------------------------
       ***                 ***             Only mobile receive is needed
------------------------------------------------------------------------------
       ***                 ***              Monitor cell site transmit
------------------------------------------------------------------------------
        ***                ***                        ***
        ***
------------------------------------------------------------------------------
        ***                ***                        ***
                           ***                        ***
                                                      ***
------------------------------------------------------------------------------
        ***                ***            Need to control SAT frequency and
                                                presence of 10 kHz
------------------------------------------------------------------------------
        ***                ***                        ***
        ***                                           ***
                                                      ***
------------------------------------------------------------------------------

                               Work in Progress

                                      ***

*** Portions of this page have been omitted pursuant to a request for Confidential Treatment and filed separately with the commission.

                                                       PAC(TM) TEL
                                                       Corporation
                                                       A Pacific Telesis Company

                               THE   *** SYSTEM
                        GENERIC PRODUCT SPECIFICATIONS


SYSTEM INTEGRATION

The *** system must integrate into the existing *** and *** functions.

---------------------------------------------------------------------------------------------
       ITEM                 SPECIFICATION                         COMMENTS
---------------------------------------------------------------------------------------------
        ***                      ***                      Security features must be in place
---------------------------------------------------------------------------------------------
        ***                      ***                     Database must be remotely modified
---------------------------------------------------------------------------------------------
        ***                      ***                    Activity must be available for further
                                                              analysis at the host site
---------------------------------------------------------------------------------------------
        ***                      ***
---------------------------------------------------------------------------------------------
        ***                      ***
---------------------------------------------------------------------------------------------

                               Work in Progress

                                      ***

*** Portions of this page have been omitted pursuant to a request for Confidential Treatment and filed separately with the commission.

                           ***  ACCEPTANCE CRITERIA

                                                                           DRAFT

TECHNICAL

----------------------------------------------------------------------------------------------------
PERFORMANCE METRICS       EVALUATION METHOD     TEST CONDITIONS      ACCEPTANCE CRITERIA
-------------------       -----------------     ---------------      -------------------
----------------------------------------------------------------------------------------------------
     ***                        ***                 ***              Must capture information on
                                ***                                  all registrations and attempts
                                                                     within test sites
----------------------------------------------------------------------------------------------------
     ***
----------------------------------------------------------------------------------------------------
     ***
----------------------------------------------------------------------------------------------------
     ***
----------------------------------------------------------------------------------------------------
     ***                                                                        ***
                                                                                ***
----------------------------------------------------------------------------------------------------

                               Work in Progress

                                      ***

*** Portions of this page have been omitted pursuant to a request for Confidential Treatment and filed separately with the commission.

                            ***  ACCEPTANCE CRITERIA

***                                                                       DRAFT

------------------------------------------------------------------------------------------------------------------------
PERFORMANCE METRICS           EVALUATION METHOD             TEST CONDITIONS          ACCEPTANCE CRITERIA
-------------------           -----------------             ---------------          -------------------
------------------------------------------------------------------------------------------------------------------------
Hardware Installation         Operations review prior       Commercial equipment              ***
                              to                                                              ***
                              final commercial roll-out
                                                                                       ***
                                                                                     -
                                                                                     -         ***
                                                                                     -
                                                                                     -
------------------------------------------------------------------------------------------------------------------------
Software Installation         Operations review prior       Commercial equipment              ***
                              to final commercial roll-out
------------------------------------------------------------------------------------------------------------------------
Installation Documentation    Operations review prior       Published documentation  Must include:
                              to final commercial roll-out                           -
                                                                                     -        ***
                                                                                     -
                                                                                     -
------------------------------------------------------------------------------------------------------------------------
Trouble-Shooting              Operations review prior       Commercial equipment     Must include:
Capabilities                  to final commercial roll-out                           -       ***
------------------------------------------------------------------------------------------------------------------------
Alarming                      Operations review prior       Commercial equipment             ***
                              to final commercial roll-out
------------------------------------------------------------------------------------------------------------------------
Monitoring                    Operations review prior       Commercial equipment             ***
                              to final commercial roll-out
------------------------------------------------------------------------------------------------------------------------
Reporting                     Operations review prior       Commercial equipment              ***
                              to final commercial roll-out
------------------------------------------------------------------------------------------------------------------------

------------------------------------------------------------------------------------------------------------------------

                               Work in Progress

                                      ***

*** Portions of this page have been omitted pursuant to a request for Confidential Treatment and filed separately with the commission.

                            *** ACCEPTANCE CRITERIA

*** SATISFACTION                                                           DRAFT

-------------------------------------------------------------------------------------------------------------
PERFORMANCE METRICS      EVALUATION METHOD                 TEST CONDITIONS               ACCEPTANCE CRITERIA
-------------------      -----------------                 ---------------               --------------------
-------------------------------------------------------------------------------------------------------------
Transparency             Subjective evaluation              ***   and commercial roll-          ***
                         through live drive test           out                                  ***
-------------------------------------------------------------------------------------------------------------

Billing Records          Evaluation of affected            Commercial roll-out of               ***
                         customer bills through  ***       ***       configuration
                           ***
-------------------------------------------------------------------------------------------------------------

-------------------------------------------------------------------------------------------------------------

-------------------------------------------------------------------------------------------------------------

------------------------------------------------------------------------------------------------------------

                               Work in Progress
                                      ***

*** Portions of this page have been omitted pursuant to a request for Confidential Treatment and filed separately with the commission.

                            ***  ACCEPTANCE CRITERIA
                                                                           DRAFT

*** MITIGATION

---------------------------------------------------------------------------------------
PERFORMANCE METRICS     EVALUATION METHOD      TEST CONDITIONS  ACCEPTANCE CRITERIA
-------------------     -----------------      ---------------  -------------------
---------------------------------------------------------------------------------------
*** Identification            ***                    ***              ***
                              ***
---------------------------------------------------------------------------------------
                        Review of performance        ***              ***
                        reports   ***
---------------------------------------------------------------------------------------
Terminations            Review of performance        ***              ***
                        reports   ***
---------------------------------------------------------------------------------------

---------------------------------------------------------------------------------------

---------------------------------------------------------------------------------------

---------------------------------------------------------------------------------------

                               Work in Progress

                                      ***

*** Portions of this page have been omitted pursuant to a request for Confidential Treatment and filed separately with the commission.

                                   EXHIBIT C
                            NONDISCLOSURE AGREEMENT
                            -----------------------


          THIS NONDISCLOSURE AGREEMENT is made as of this 22 day of April, 1993 ("Effective Date"), by and between PACTEL CORPORATION, a California corporation (hereinafter referred to as "PacTel"), with offices located at 2999 Oak Road, Walnut Creek, California 94596, and ESL INCORPORATED, a California corporation (hereinafter referred to as "Vendor"), with offices located at 495 Java Drive, Sunnyvale, California 94088-3510 (collectively "the Parties") which agree as follows:

          WHEREAS each Party wishes to evaluate and understand its potential involvement in a project of mutual interest; and

          WHEREAS PacTel may find it necessary to disclose to Vendor certain confidential and proprietary information and intellectual property of PacTel, relating to PacTel and its operations, which will be used by Vendor only for its work on PacTel projects; and

          WHEREAS Vendor may find it necessary to disclose to PacTel certain confidential and proprietary information relating to Vendor and its operations which will be used by PacTel only to evaluate its potential use of Vendor's services; and

          WHEREAS each Party is willing to release such Information to the other on a confidential basis, and is willing to enter into this Agreement;

          NOW THEREFORE, in consideration of the mutual covenants hereinafter contained, PacTel and Vendor agree as follows:

     1. All Information as defined below, provided by one Party (the "Originator") to the other will be treated as confidential. "Information" shall include all information in written, oral or other tangible or intangible forms which may include, but is not limited to, discoveries, ideas, concepts, know-how, techniques, designs, specifications, drawings, blueprints, tracings, diagrams, models, samples, flow charts, data, computer programs, disks, diskettes, tapes, marketing plans, customer names and other technical, financial or business information.

     2. For a period of ten (10) years following the effective date of this Agreement, each Party shall:

          a. restrict disclosure of the Information solely to those of its employees with a need to know, and not to disclose it to other parties; and,

          b. advise its employees of the obligation of confidentiality hereunder; and,

          c. require its employees to use the same degree of care as is used with that Party's own proprietary information.

     3. Notwithstanding anything to the contrary herein, neither Party shall have any obligation to preserve the confidentiality of any Information that:

          a. was previously known by it free of any obligation to keep it confidential; or,

          b. is distributed to third parties by the Originator without restriction; or,

          c. is or becomes publicly available, by other than unauthorized disclosure by the Party receiving the Information; or,

          d. is wholly and independently developed by the Party receiving the Information.

     4. All Information shall be deemed the property of the Originator, and, upon request, the other Party will return all Information received in tangible form to the Originator or destroy all such Information.

     5. Nothing contained in this Agreement shall be construed as granting or conferring any rights by license or otherwise in any Information disclosed by the Originator.

     6. This Agreement shall be governed and construed in accordance with the laws of the State of California and shall benefit and be binding upon the Parties hereto and their respective successors and assigns.

     7. Since either Party may choose not to do business with the other in the future, each acknowledges that the other is not responsible or liable for any business decisions made by either in reliance upon disclosures made during any meetings between the Parties or in reliance on any results of the discussions.

     8. This Agreement shall continue until terminated in writing by either Party. The obligation to protect the confidentiality of Information received prior to such termination shall survive the termination of this Agreement.

     9. Each Party agrees that it will make no copies or otherwise reproduce the data provided by the other, and further agrees to remove all such data from its files and return all data to the other if requested to do so.

PACTEL CORPORATION                  ESL INCORPORATED
("PacTel")                          ("Vendor")

By: /s/ L.R. Daniels                By: /s/ Jill Kovacich
    -----------------------             ----------------------
    Lyn R. Daniels                 Name: Jill Kovacich
                                         ---------------------
    Chief Financial Officer        Title: Manager of Contracts
                                          --------------------
    and Treasurer

EXHIBIT B
                              FIRST AMENDMENT TO

                     THE DEVELOPMENT AND LICENSE AGREEMENT

                             DATED OCTOBER 4, 1993

                                    BETWEEN

                    ESL INCORPORATED AND PACTEL CORPORATION


     This First Amendment is made this 4th day of October, 1993, by and between ESL Incorporated ("ESL") and PacTel Corporation ("PacTel").

     WHEREAS, the parties entered into a Development and License Agreement, dated October 4, 1993; and

     WHEREAS, the parties now wish to amend that Agreement to correct certain terms thereof;

     NOW THEREFORE, the parties agree as follows:

     1. In Section 2.5 of the Agreement the following clause shall be added at the end of the second sentence:

     ", and shall be subject to the terms and conditions of this Agreement, with the exception of Sections 6.2 and 6.3."

     2. Section 5.5 of the Agreement is hereby deleted and the following is substituted therefor:

     5.5  Protection and Use of           ***       .
          ---------- --- --- -- --------------------

     (a) Each party agrees it will not disclose (unless compelled to disclose by judicial or administrative process, or in the opinion of such party's counsel, by other requirement of law), use, or permit the use by others of such other
party's                ***           ,
     ***       and/or                ***            , at any time during the
Agreement, or at any time thereafter, for a period of     ***  years after the
disclosure thereof. Without limiting the foregoing, each party agrees to do the following with respect of any such
     ***          ,        ***        and/or               ***             : (i)
instruct and require all of its employees and agents to maintain the confidentiality of such information; (ii)

*** Portions of this page have been omitted pursuant to a request for Confidential Treatment and filed separately with the commission.

exercise either at least the same degree of care to safeguard the confidentiality of such information as that party exercises to safeguard the confidentiality of its own information of a similar type, or a reasonable degree of care, whichever is greater; and (iii) restrict disclosure of such information to those of its employees who have a need to know consistent with the purposes for which such information was disclosed. Each party further agrees not to remove or destroy any proprietary or confidential legends or markings placed
upon documentation or other materials which contain or set forth the        ***
                     ***                              of the other party.

     (b) The party receiving                  ***         ,         ***
and/or
        ***               will obtain the written agreement of any permitted
transferee or licensee to hold in confidence the information transferred to such transferee or licensee in accordance with terms no less restrictive than those set forth above.

     (c) The receiving party may disclose the other party's       ***
        ***               and/or               ***              to its
employees, agents, suppliers and subcontractors to the extent that each such disclosure is reasonably necessary for manufacturing, using, selling, installing and/or servicing Licensed Products, or procuring goods and services required in connection therewith; provided, however, that the receiving party will take all desirable and necessary actions to preserve the confidentiality of such information including, but not limited to: (i) marking any documents or other
material containing any                                      ***
      ***         so disclosed to indicate that same contains proprietary data
and
          ***                     and/or              ***              ; (ii)
requiring each party to whom same is disclosed to sign a written agreement limiting the use thereof to authorized purposes, prohibiting the further reproduction or disclosure thereof and requiring the prompt return thereof when no longer needed; and (iii) providing that any reproduction, notes or summaries thereof, immediately upon the making thereof, will become the property of the disclosing party and will be delivered to the disclosing party with, and upon
the return of, the                                 ***
and/or              ***              .

     (d)  Each reproduction of any                           ***
and/or                 ***           , together with each modification and
revision thereof, made by or for the receiving party, will automatically become the property of the disclosing party, will be deemed the disclosing party's
***                     and/or                 ***             for all purposes
hereunder and will be clearly marked accordingly.

     (e) Upon                      ***                   , the receiving party
will immediately discontinue the use of, and will promptly return to the
disclosing party or its designee, all                      ***
and/or                 ***           , together with copies thereof, in the
possession or control of the receiving party, together with all written documentation and/or other materials containing information relating to the
***                   ***              and/or                ***            .
The receiving party further agrees that it will not for a period of       ***
after the date of any termination or expiration of this Agreement, use or disclose to any third party any of disclosing party's

*** Portions of this page have been omitted pursuant to a request for Confidential Treatment and filed separately with the commission.

               ***                and/or                    ***
, except such information as the disclosing party has previously made generally available to the public.

     3.   In Article 9, the following sentence shall be added at the end:

     Any judicial review under this Article shall be limited to arbitrator misconduct or the arbitrators' non-compliance with or failure to observe the terms and conditions of this Agreement."

     4. Except as amended herein, the Agreement between the parties, dated October 4, 1993, shall remain in full force and effect.

*** Portions of this page have been omitted pursuant to a request for Confidential Treatment and filed separately with the commission.

     IN WITNESS WHEREOF, the parties hereto have executed this First Amendment as of the date first written above.

ESL INCORPORATED                       PACTEL CORPORATION


By: /s/ Jill Kovacich                       By: /s/ Don Winters
    -----------------------                     --------------------------

Name:  Jill Kovacich                        Name:  Don Winters
      ---------------------                        -----------------------

Title: Manager of Contracts            Title: Director Technology Transfer
      ---------------------                   ----------------------------